UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2015

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

On July 28, 2015, AGL Resources Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.  The Company will host a conference call and live internet webcast to discuss its second quarter 2015 results on July 29, 2015 at 9:00 a.m. Eastern Time.

The information contained in Item 2.02, including Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless AGL Resources Inc. expressly so incorporates such information by reference.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated July 28, 2015, announcing financial results for the three and six months ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: July 28, 2015	/s/ Elizabeth W. Reese
Elizabeth W. Reese Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 28, 2015, announcing financial results for the three and six months ended June 30, 2015.